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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported) July 15, 1998




                       DiTech Home Loan Owner Trust 1998-1
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               (Exact Name of Registrant as Specified in Charter)






          Delaware                    333-51375-01            06-1204982
----------------------------        ----------------     -------------------
(State or Other Jurisdiction        (Commission File        (IRS Employer
     of Incorporation)                   Number)         Identification No.)


                     c/o The Bank of New York, as Indenture
                 Trustee with respect to Home Loan Asset Backed
                 Notes, Series 1998-1, issued by the Registrant
                             101 Barclay Street, 12E
                            New York, New York 10286
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               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 815-8727
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

                  This Current Report on Form 8-K relates to the DiTech Home Loan Owner Trust 1998-1 (the "Registrant") formed by PaineWebber Mortgage Acceptance Corporation IV, a Delaware corporation (the "Depositor"), pursuant to a Trust Agreement, dated as of June 1, 1998 among the Depositor and certain other parties thereto, and certain Home Loan Asset Backed Notes, Series 1998-1, issued pursuant to an Indenture (the "Indenture"), dated as of June 1, 1998, between the Registrant and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"). The Home Loan Asset Backed Notes, Series 1998-1, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2 and Class B-1 have been registered pursuant to the Securities Act of 1933 under a Registration Statement on Form S-3 (File No. 333-51375).

                  This Current Report is being filed by the Indenture Trustee, in its capacity as such under the Indenture, on behalf of the Registrant pursuant to Section 4.09 of the Sale and Servicing Agreement dated as of June 1, 1998 among the Depositor, the Registrant, the Indenture Trustee and DiTech Funding Corporation (the "Sale and Servicing Agreement"). The information reported and contained herein has been derived from information supplied to the Indenture Trustee by the Servicer (as such term is defined in the Sale and Servicing Agreement) without independent review or investigation by the Indenture Trustee. Pursuant to Section 6.01(b) of the Sale and Servicing Agreement, the Indenture Trustee is entitled to fully rely upon information provided by the Servicer.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

         Exhibit No.       Description

         99.1 Monthly Payment Date Statement distributed to Noteholders for the July 15, 1998 payment date.



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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 16, 1999                DITECH HOME LOAN OWNER
                                       TRUST 1998-1

                                       By:  The Bank of New York, as Indenture
                                                 Trustee



                                       By:   /s/ Robert P. Muller
                                          -----------------------------------
                                          Name:  Robert P. Muller
                                          Title: Assistant Vice President


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                                  EXHIBIT INDEX



Exhibit No.                   Description

99.1      Monthly Payment Date Statement distributed to
                              Noteholders for the July 15, 1998 payment date.